                                 PROMISSORY NOTE

July 17, 2002                                                   $59,000.00

        FOR VALUE RECEIVED, the undersigned, RICHARD W. PENDLETON, a California resident (hereinafter referred to as "Borrower"), promises to pay to the order of INNERSPACE CORPORATION, a Delaware corporation (hereinafter referred to as
"Lender"), at such place as the holder hereof may designate, the principal sum of FIFTY-NINE THOUSAND DOLLARS ($59,000.00), in lawful money of the United
States of America, together with interest computed on a 365-day year simple interest basis on the unpaid principal balance outstanding from time to time at the rate of interest offered by NationsBank, N.A. to its most creditworthy customers (commonly referred to as the "Prime Rate") plus two percent per annum
(i.e., Prime +2). The principal sum was disbursed by Lender to Borrower as follows: $6,000 on May 6, 2002, $3,000 on May 29, 2002, $3,000 on June 3, 2002,
$3,000 on June 15, 2002, $25,000 on June 21, 2002, $7,000 on July 1, 2002,
$5,000 on July 15, 2002, and $7,000 on August 2, 2002.

        The unpaid principal balance and accrued interest thereon shall be due and payable in full on demand.

        The funds evidenced by this Note have been given in consideration of
Borrower's promise to become an executive officer and stockholder of the Lender and to utilize the Lender as a consolidation vehicle for acquisition of physician billing services companies under the terms described in the AnchorMed
Business Plan dated May 2002 and accompanying financial projections. If the aforementioned corporate opportunity achieves fruition, Lender will forgive
Borrower's indebtedness hereunder. If Borrower participates in a corporate opportunity in the physician billing services industry to Lender's exclusion, or offers Lender the option to participate in a corporate opportunity on terms not acceptable to Lender, Lender reserves the right to pursue collection of this
Note under the terms hereinafter set forth, and to pursue all other rights and remedies available to Lender at law or in equity.

        In case this Note is collected by or through an attorney-at-law, all costs of collection, including reasonable attorneys' fees, shall be paid by Borrower.

        Time is of the essence of this Note.

        Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or entity primarily or secondarily liable on this Note.

        Lender shall not be deemed to waive any of its rights unless such waiver be in writing and signed by Lender. No delay or omission in exercising any of its rights shall operate as a waiver of such rights and a waiver in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

                                       1

        This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this
Note.

        "Lender" as used herein shall include transferees, successors and assigns of Lender, and all rights of Lender hereunder shall inure to the benefit of its successors and assigns. All obligations of Borrower shall bind its successors and assigns.

        Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders. "Person" as used herein means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated association or government or any agency or political subdivision thereof.

        SIGNED, SEALED AND DELIVERED by the undersigned as of the day and year first above set forth.

RICHARD W. PENDLETON

___________________________
Richard W. Pendleton